UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2009

Assisted Living Concepts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-13498	93-1148702
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin		53051-2325
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-257-8888

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2009, Assisted Living Concepts, Inc. ("ALC") entered into a loan agreement, effective as of June 12, 2009, by and between ALC Three, LLC, a wholly-owned subsidiary of ALC ("Borrower"), ALC as guarantor, and TCF National Bank (the "Loan Agreement") pursuant to which TCF National Bank lent $14 million to Borrower.

The loan bears interest at a fixed rate of 6 ½% per annum, has a five year maturity, is amortized over a twenty year period, and is secured by a mortgage and assignment of leases with respect to two assisted living residences in Iowa and one in Indiana (the "Facilities"). Prepayment of the loan in excess of 10% of the principal balance in any anniversary year will require a prepayment fee of 3% in the first or second year, 2% in the third or forth year and 1% thereafter. Performance and payment of obligations under the Loan Agreement and related note are guarantied by ALC pursuant to the terms of a guaranty agreement (the "Guarantee Agreement) that ALC entered into on June 12, 2009 in connection with the Loan Agreement.

In addition to customary representations, covenants and default provisions, the Loan Agreement requires that the Facilities maintain minimum annual levels of EBITDA (earnings before interest, taxes, depreciation and amortization) and rental income. In addition, the Loan Agreement requires that ALC maintain minimum consolidated leverage and consolidated fixed charge coverage ratios during the term of the loan.

The foregoing description of the Loan Agreement and the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assisted Living Concepts, Inc.

June 15, 2009	By:	John Buono

Name: John Buono
Title: Senior Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement, effective as of June 12, 2009, by and between ALC Three, LLC as borrower, Assisted Living Concepts, Inc. as guarantor, and TCF National Bank.
10.2	Guaranty Agreement by Assisted Living Concepts, Inc. as guarantor pursuant to Loan Agreement, effective as of June 12, 2009, by and between ALC Three, LLC as borrower, Assisted Living Concepts, Inc. as guarantor, and TCF National Bank.